UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

on

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2007

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported by Gulfport Energy Corporation (“Gulfport”) in its Current Report on Form 8-K filed on December 24, 2007, Gulfport acquired certain strategic assets in Upton County, Texas in the Permian Basin (the “Acquired Assets”) from ExL Petroleum, LP, Ambrose Energy I, Ltd. and certain other parties listed in the related purchase agreement for approximately $85.0 million on December 20, 2007, effective as of November 1, 2007. Gulfport is filing this Amendment No. 1 to Form 8-K to include the financial statements required by this Item 2.01 with respect to the Acquired Assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

1.	Statements of Revenues and Direct Operating Expenses of ExL Petroleum et al for the year ended December 31, 2006 and the nine months ended September 30, 2007.

2.	Notes to Statements of Revenues and Direct Operating Expenses of ExL Petroleum et al for the year ended December 31, 2006 and the nine months ended September 30, 2007.

(b)	Pro Forma Financial Information.

1.	Unaudited Pro Forma Condensed Consolidated Financial Statements of Gulfport relating to the Acquired Assets.

2.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements of Gulfport relating to the Acquired Assets.

(d)	Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated as of November 28, 2007, by and among ExL Petroleum, LP, Ambrose Energy I, Ltd., each of the other persons listed as a party seller and Windsor Permian LLC (incorporated by reference to Exhibit 2.1 to Gulfport’s Current Report on Form 8-K filed with the SEC on December 24, 2007).

2.2	Second Amendment to the Purchase and Sale Agreement, dated as of December 18, 2007, by and among ExL Petroleum, LP, Ambrose Energy I, Ltd., each of the other parties listed as a party seller, Windsor Permian LLC and Gulfport (incorporated by reference to Exhibit 2.2 to Gulfport’s Current Report on Form 8-K filed with the SEC on December 24, 2007).

23.1	Consent of Grant Thornton LLP.

23.2	Consent of Pinnacle Energy Services, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Gulfport Energy Corporation

We have audited the accompanying statements of revenues and direct operating expenses of certain acquired property interests of ExL Petroleum et al (the “Properties”) acquired by Gulfport Energy Corporation (“Gulfport”), as described in Note A to the statements, for the year ended December 31, 2006 and the nine months ended September 30, 2007. These statements are the responsibility of Gulfport’s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. The Properties are not required to have, nor were we engaged to perform, an audit of the Properties’ internal control over financing reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Gulfport) as described in Note A to the statements and are not intended to be a complete presentation of the Properties’ results of operations.

In our opinion, the statements referred to above present fairly, in all material respects, the revenues and direct operating expenses as described in Note A of the Properties for the year ended December 31, 2006 and the nine months ended September 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Oklahoma City, Oklahoma

March 7, 2008

CERTAIN ACQUIRED PROPERTY INTERESTS OF

EXL PETROLEUM ET AL

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

	Year Ended December 31, 2006	Nine Months Ended September 30, 2007
Oil and gas sales	$4,068,000	$11,131,000

Direct operating expenses
Lease operating expenses	305,000	624,000
Production taxes	219,000	609,000

Total direct operating expenses	524,000	1,233,000

Revenues in excess of direct operating expenses	$3,544,000	$9,898,000

See accompanying notes to statements of revenues and direct operating expenses.

CERTAIN ACQUIRED PROPERTY INTERESTS OF

EXL PETROLEUM ET AL

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006 AND THE NINE MONTHS ENDED

SEPTEMBER 30, 2007

NOTE A – BASIS OF PRESENTATION

The accompanying statements present the revenues and direct operating expenses of the 50 percent gross working interests of certain oil and gas properties located in the Permian Basin of West Texas (the “Properties”) consisting of approximately 4,100 net acres containing 32 currently producing gross wells acquired by Gulfport Energy Corporation (“Gulfport”) on December 20, 2007 from ExL Petroleum, LP (“ExL”) and certain other sellers for the year ended December 31, 2006 and for the nine months ended September 30, 2007.

The accompanying statements of revenues and direct operating expenses are presented on the accrual basis of accounting and were derived from the historical accounting records of ExL. Such amounts may not be representative of future operations. The statements do not include depreciation, depletion and amortization, general and administrative expenses, income taxes or interest expense as these costs may not be comparable to the expenses expected to be incurred by Gulfport on a prospective basis.

Historical financial statements reflecting financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America are not presented as such information is not readily available on an individual property basis. Accordingly, the historical statements of revenues and direct operating expenses of the Properties are presented in lieu of the financial statements required under Rule 3-05 of the Securities and Exchange Commission Regulation S-X.

NOTE B – SIGNIFICANT ACCOUNTING POLICES

Use of estimates

The preparation of the accompanying statements in conformity with generally accepted accounting principles requires making estimates and assumptions that affect the reported amounts of revenues and direct operating expenses during the reporting period. The estimates include oil and gas revenue accruals and reserve quantities. It is emphasized that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Actual results could materially differ from these estimates.

Revenue recognition

Title to the produced quantities transfers to the purchaser at the time the purchaser collects or receives the quantities. Prices for such production are defined in the sales contracts.

CERTAIN ACQUIRED PROPERTY INTERESTS OF

EXL PETROLEUM ET AL

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006 AND THE NINE MONTHS ENDED

SEPTEMBER 30, 2007

NOTE C – SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

Oil and gas reserve quantity estimates are subject to numerous uncertainties inherent in the estimation quantities of proved reserves and in the projection of future rates of production and the timing of development expenditures. The accuracy of such estimates is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of subsequent drilling, testing and production may cause either upward or downward revision of previous estimates. Further, the volumes considered to be commercially recoverable fluctuate with changes in prices and operating costs. Reserve estimates are inherently imprecise and estimates of new discoveries are more imprecise than those of currently producing oil and gas properties. Accordingly, these estimates are expected to change as additional information becomes available in the future.

The proved oil and gas reserves attributable to the Properties consist of the estimated quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. The weighted average prices used for reserve report purposes are $79.63 per Bbl and $5.47 per Mcf for September 30, 2007 and $57.75 per Bbl and $5.64 per Mcf at December 31, 2006, adjusted by lease for transportation fees and regional price differentials, for oil and gas reserves, respectively. The following estimates of proved reserves have been made by the independent engineering firm of Pinnacle Energy Services, LLC based on the net revenue interest to be purchased by Gulfport.

CERTAIN ACQUIRED PROPERTY INTERESTS OF

EXL PETROLEUM ET AL

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006 AND THE NINE MONTHS ENDED

SEPTEMBER 30, 2007

	Year Ended December 31, 2006		Nine Months Ended September 30, 2007
	Oil (Bbls)	Gas (Mcf)	Oil (Bbls)	Gas (Mcf)

Proven Reserves
Beginning of the period	811,370	3,106,206	2,538,830	9,731,190
Extension, discoveries and other additions	1,771,261	6,768,374	1,780,634	6,664,194
Current production	(43,801)	(143,390)	(121,174)	(321,144)

End of period	2,538,830	9,731,190	4,198,290	16,074,240

Proven developed reserves	606,990	2,715,550	1,064,230	4,636,147

Standardized measure of discounted future net cash flows

The standardized measure of discounted future net cash flows is computed by applying period-end prices of oil and natural gas, adjusted for transportation fees and regional price differentials, to the estimated future production of proved oil and gas reserves less estimated future expenditures (based on year-end costs) to be incurred in developing and producing the proved reserves, discounted using a rate of 10 percent per year to reflect the estimated timing of the future cash flows. Income taxes are excluded because the property interests included in the Gulfport purchase represent only a portion of a business for which income taxes are not estimable.

Discounted future cash flow estimates like those shown below are not intended to represent estimates of the fair value of oil and gas properties. Estimates of fair value would also take into account, among other things, probable and possible reserves, anticipated future oil and natural gas prices, changes in development and production costs and risks associated with future production. Because of these and other considerations, any estimate of fair value is necessarily subjective and imprecise.

	Year ended December 31, 2006	Nine months ended September 30, 2007
Future cash flows	$181,888,000	$405,748,000
Future development costs	(44,700,000)	(72,355,000)
Future production costs	(35,897,000)	(64,867,000)
Future production taxes	(9,542,000)	(21,373,000)

Future net cash flows	91,749,000	247,153,000
10% discount to reflect timing of cash flows	(52,507,000)	(127,464,000)

Standardized measure of discounted future net cash flows	$39,242,000	$119,689,000

CERTAIN ACQUIRED PROPERTY INTERESTS OF

EXL PETROLEUM ET AL

NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006 AND THE NINE MONTHS ENDED

SEPTEMBER 30, 2007

Changes in standardized measure of discounted future net cash flows

	Year ended December 31, 2006	Nine months ended September 30, 2007
Sales and transfers of oil and gas produced, net of production costs	$(3,544,000)	$(9,899,000)
Net changes in prices and production costs	(887,000)	24,689,000
Extension, discoveries and improved recovery, less related production costs	38,723,000	59,897,000
Accretion of discount	1,247,000	3,924,000
Change in production rates and other	(8,764,000)	1,836,000

Total change in standardized measure of discounted future net cash flows	$26,775,000	$80,447,000

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION

On December 20, 2007, Gulfport Energy Corporation (“Gulfport” or the “Company”) closed on the acquisition of certain oil and gas properties located in the Permian Basin of West Texas (the “Properties”) consisting of approximately 4,100 net acres containing 32 currently producing gross wells from ExL Petroleum, LP (“ExL”) and 12 other sellers (collectively, the “Sellers”) for a cash price of approximately $85 million. The effective date of the acquisition was November 1, 2007. The total purchase price for the Properties, as adjusted at the original closing on December 20, 2007, was $85.2 million. This amount includes an adjustment for the results of operations of the Properties between the November 1, 2007 effective date of the acquisition and the December 20, 2007 closing date.

The following unaudited pro forma condensed consolidated financial statements and related notes of the Company have been prepared to show the effect of the acquisition. The unaudited pro forma condensed consolidated financial statements should be read together with the historical audited consolidated financial statements of the Company included in its Annual Report on Form 10-KSB for the year ended December 31, 2006, the unaudited consolidated financial statements of Gulfport included in its Quarterly report on Form 10-Q for the nine months ended September 30, 2007, and the audited Statements of Revenues and Direct Operating Expenses for ExL Petroleum et al filed as exhibits to this report. The accompanying unaudited pro forma condensed consolidated financial statements are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. Certain information (including substantial footnote disclosures) included in the annual and quarterly historical financial statements has been excluded in these unaudited pro forma condensed consolidated financial statements. The pro forma data presented is not necessarily indicative of the financial results that would have been attained had the acquisition occurred on the dates indicated below, and should not be viewed as indicative of operations in future periods.

The unaudited pro forma condensed consolidated balance sheet assumes that the acquisition of the Properties occurred on September 30, 2007. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007 assume that the acquisition and related transactions occurred on January 1, 2006.

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

at September 30, 2007

	Gulfport Historical	Pro Forma Adjustments		Pro Forma as Adjusted
Assets

Current assets:
Cash and cash equivalents	$1,772,000	$—		$1,772,000
Accounts receivable - oil and gas	9,173,000	—		9,173,000
Accounts receivable - related parties	3,822,000	—		3,822,000
Prepaid expenses and other current assets	1,765,000	—		1,765,000

Total current assets	16,532,000	—		16,532,000

Property and equipment:
Oil and natural gas properties, full-cost accounting, $1,570,000 and $34,540,000 excluded from amortization, respectively	364,705,000	85,335,000	(a)	450,040,000
Other property and equipment	7,036,000	—		7,036,000
Accumulated depletion, depreciation and amortization	(119,943,000)	—		(119,943,000)

Property and equipment, net	251,798,000	85,335,000		337,133,000

Other assets	32,207,000	—		32,207,000

Total assets	$300,537,000	$85,335,000		$385,872,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$34,582,000	$—		$34,582,000
Asset retirement obligation - current	480,000	—		480,000
Current maturities of long-term debt	807,000	9,647,000	(a)	10,454,000

Total current liabilities	35,869,000	9,647,000		45,516,000

Asset retirement obligation - long-term	8,213,000	88,000	(a)	8,301,000
Long-term debt, net of current maturities	36,425,000	—		36,425,000

Total liabilities	80,507,000	9,735,000		90,242,000

Commitments and contingencies

Stockholders’ equity:
Common stock	379,000	45,000	(a)	424,000
Paid-in capital	196,137,000	75,555,000	(a)	271,692,000
Accumulated other comprehensive income	2,094,000	—		2,094,000
Retained earnings (accumulated deficit)	21,420,000	—		21,420,000

Total stockholders’ equity	220,030,000	75,600,000		295,630,000

Total liabilities and stockholders’ equity	$300,537,000	$85,335,000		$385,872,000

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2006

	Gulfport Historical	ExL Properties Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Oil and natural gas revenues	$60,232,000	$4,068,000	$—		$64,300,000
Other income	158,000	—	—		158,000

	60,390,000	4,068,000	—		64,458,000

Costs and expenses:
Lease operating expenses	10,670,000	305,000	—		10,975,000
Production taxes	7,366,000	219,000	—		7,585,000
Depreciation, depletion, and amortization	12,652,000	—	1,542,000	(b)	14,194,000
General and administrative	3,251,000	—	—		3,251,000
Accretion expense	596,000	—	7,000	(c)	603,000

	34,535,000	524,000	1,549,000		36,608,000

INCOME FROM OPERATIONS	25,855,000	3,544,000	(1,549,000)		27,850,000

OTHER (INCOME) EXPENSE:
Interest expense	1,956,000	—	774,000	(d)	2,730,000
Business interruption insurance recoveries	(3,601,000)	—	—		(3,601,000)
Interest income	(308,000)	—	—		(308,000)

	(1,953,000)	—	774,000		(1,179,000)

INCOME BEFORE INCOME TAXES	27,808,000	3,544,000	(2,323,000)		29,029,000

INCOME TAX EXPENSE	—	—	—		—

NET INCOME	$27,808,000	$3,544,000	$(2,323,000)		$29,029,000

NET INCOME PER COMMON SHARE
Basic	$0.85			(e)	$0.78

Diluted	$0.82			(e)	$0.76

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	32,789,280				37,289,280

Diluted	33,936,074				38,436,074

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

GULFPORT ENERGY CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2007

	Gulfport Historical	ExL Properties Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Oil and natural gas revenues	$75,353,000	$11,131,000	$—		$86,484,000
Other income	12,000	—	—		12,000

	75,365,000	11,131,000	—		86,496,000

Costs and expenses:
Lease operating expenses	11,127,000	624,000	—		11,751,000
Production taxes	9,017,000	609,000	—		9,626,000
Depreciation, depletion, and amortization	20,128,000	—	3,124,000	(b)	23,252,000
General and administrative	3,427,000	—	—		3,427,000
Accretion expense	415,000	—	5,000	(c)	420,000

	44,114,000	1,233,000	3,129,000		48,476,000

INCOME FROM OPERATIONS	31,251,000	9,898,000	(3,129,000)		38,020,000

OTHER (INCOME) EXPENSE:
Interest expense	1,979,000	—	613,000	(d)	2,592,000
Interest income	(343,000)	—	—		(343,000)

	1,636,000	—	613,000		2,249,000

INCOME BEFORE INCOME TAXES	29,615,000	9,898,000	(3,742,000)		35,771,000

INCOME TAX EXPENSE	57,000	—	—		57,000

NET INCOME	$29,558,000	$9,898,000	$(3,742,000)		$35,714,000

NET INCOME PER COMMON SHARE
Basic	$0.82			(e)	$0.88

Diluted	$0.80			(e)	$0.87

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	36,048,327				40,548,327

Diluted	36,721,743				41,221,743

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

GULFPORT ENERGY CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The historical financial information is derived from the historical consolidated financial statements of Gulfport and the historical statements of revenues and direct operating expenses of the Properties. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 has been prepared as if the acquisition of the Properties had taken place on September 30, 2007. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and for the nine months ended September 30, 2007 assumes that the acquisition had occurred on January 1, 2006.

NOTE 2 – PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

We made the following adjustments in the preparation of the unaudited pro forma condensed consolidated financial statements.

(a)	To record the acquisition of the Properties for $85.2 million financed with $9.6 million in borrowings under Gulfport’s revolving credit facility and $75.6 million in proceeds from the issuance of 4.5 million shares of the Company’s common stock. The allocation of the purchase price to the assets acquired is preliminary and, therefore, subject to change. Any future adjustments to the allocation of the purchase price are not expected to have a material effect on Gulfport’s financial condition, results of operations, or cash flows.

(b)	To record incremental depletion, depreciation, and amortization of oil and natural gas properties associated with the acquisition, amortized on a unit-of-production basis over the remaining life of total proved reserves, as applicable.

(c)	To record incremental accretion of discount on asset retirement obligation associated with the Properties.

(d)	To record estimated incremental interest expense associated with borrowings under Gulfport’s revolving credit facility to fund the acquisition. We have assumed that none of the borrowing is repaid during the periods covered in the unaudited pro forma condensed consolidated statements of operations.

(e)	To record pro forma adjustment for the issuance of 4.5 million shares of common stock in the offering at January 1, 2006 rather than December 12, 2007. These shares impact earnings per share for each of the periods reflected.

NOTE 3 – OIL AND NATURAL GAS PRODUCING ACTIVITIES

The following table presents estimated unaudited pro forma volumes of proven developed and undeveloped oil and gas reserves as of December 31, 2006 and changes in proven reserves during the year, assuming continuation of economic conditions prevailing at the end of the year. Volumes for oil are stated in thousands of barrels (MBbls) and volumes for gas are stated in millions of cubic feet (MMcf). The weighted average prices at December 31, 2006 used for reserve report purposes are $57.75 per Bbl and $5.64 per Mcf, adjusted by lease for transportation fees and regional price differentials, and for oil and gas reserves, respectively.

Gulfport emphasizes that the volumes of reserves shown below are estimates which, by their nature, are subject to revision. The estimates are made using all available geological and reservoir data, as well as production performance data. These estimates are reviewed annually and revised, either upward or downward, as warranted by additional performance data.

GULFPORT ENERGY CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

	Year Ended December 31, 2006
	Gulfport Historical		Acquired Properties		Total Pro Forma
	Oil (MBbl)	Gas (MMcf)	Oil (MBbl)	Gas (MMcf)	Oil (MBbl)	Gas (MMcf)
Proven Reserves
Beginning of the period	19,542	21,781	811	3,106	20,353	24,887
Extensions, discoveries and other additions	—	—	1,771	6,768	1,771	6,768
Revisions of prior reserve estimates	1,020	(303)	—	—	1,020	(303)
Current production	(870)	(677)	(44)	(143)	(914)	(820)

End of period	19,692	20,801	2,538	9,731	22,230	30,532

Proven developed reserves	4,876	4,077	607	2,716	5,483	6,793

The following pro forma standardized measure of discounted estimated future net cash flows and changes therein relating to the combined proved oil and natural gas reserves of Gulfport and the Properties as of and for the year ended December 31, 2006 were made in accordance with SFAS No. 69, “Disclosures about Oil and Gas Producing Activities.”

	Year Ended December 31, 2006
	Gulfport Historical	Acquired Properties	Total Pro Forma
Future cash flows	$1,296,729,000	$181,888,000	$1,478,617,000
Future development costs	(193,543,000)	(44,700,000)	(238,243,000)
Future production costs	(261,955,000)	(35,897,000)	(297,852,000)
Future production taxes	(155,566,000)	(9,542,000)	(165,108,000)
Future income taxes	(93,569,000)	(22,292,000)	(115,861,000)

Future net cash flows	592,096,000	69,457,000	661,553,000
10% discount to reflect timing of cash flows	(239,448,000)	(40,339,000)	(279,787,000)

Standardized measure of discounted future net cash flows	$352,648,000	$29,118,000	$381,766,000

GULFPORT ENERGY CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

The primary changes in the pro forma standardized measure of discounted estimated future net cash flows were as follows for 2006:

	Year Ended December 31, 2006
	Gulfport Historical	Acquired Properties	Total Pro Forma
Sales and transfers of oil and gas produced, net of production costs	$(42,196,000)	$(3,544,000)	$(45,740,000)
Net changes in prices and production costs	(67,273,000)	(887,000)	(68,160,000)
Extension, discoveries and improved recovery, less related production costs	—	38,723,000	38,723,000
Revisions of previous quantity estimates, less related production costs	14,419,000	—	14,419,000
Accretion of discount	36,982,000	676,000	37,658,000
Net change in income taxes	40,282,000	(4,411,000)	35,871,000
Change in production rates and other	610,000	(8,196,000)	(7,586,000)

Total change in standardized measure of discounted future net cash flows	$(17,176,000)	$22,361,000	$5,185,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: March 7, 2008	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated as of November 28, 2007, by and among ExL Petroleum, LP, Ambrose Energy I, Ltd., each of the other persons listed as a party seller and Windsor Permian LLC (incorporated by reference to Exhibit 2.1 to Gulfport’s Current Report on Form 8-K filed with the SEC on December 24, 2007).

2.2	Second Amendment to the Purchase and Sale Agreement, dated as of December 18, 2007, by and among ExL Petroleum, LP, Ambrose Energy I, Ltd., each of the other parties listed as a party seller, Windsor Permian LLC and Gulfport (incorporated by reference to Exhibit 2.2 to Gulfport’s Current Report on Form 8-K filed with the SEC on December 24, 2007).

23.1	Consent of Grant Thornton LLP.

23.2	Consent of Pinnacle Energy Services, LLC.